UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): September 25, 2024
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Mello Warehouse Securitization Trust 2024-1

On September 27, 2024, Mello Warehouse Securitization Trust 2024-1 (the “Trust”) and loanDepot.com, LLC (“loanDepot"), as servicer, both subsidiaries of loanDepot, Inc. (the “Company”), entered into an Indenture with U.S. Bank Trust Company, National Association, as indenture trustee and note calculation agent, and U.S. Bank National Association, as standby servicer and initial securities intermediary (the “Indenture”). Pursuant to the Indenture, the Trust issued $300 million of notes (the “MWST Notes”). The MWST Notes are backed by a revolving warehouse line of credit, secured by newly originated, first-lien, fixed rate or adjustable rate, residential mortgage loans which are originated in accordance with the criteria of Fannie Mae or Freddie Mac for the purchase of mortgage loans or in accordance with the criteria of Ginnie Mae for the guarantee of securities backed by mortgage loans and other eligibility criteria set forth in the Master Repurchase Agreement, dated as of September 27, 2024 between loanDepot, as seller and the Trust, as buyer (the “MRA”). loanDepot’s obligations under the MRA are guaranteed by LD Holdings Group, LLC, a subsidiary of the Company, under a separate guaranty in favor of the Trust, dated as of September 27, 2024 (the “Guaranty”). Each class of MWST Notes bears interest at 30-day Term SOFR plus the applicable margin as defined in the Indenture. The MWST Notes will terminate on the earlier of (i) the two-year anniversary of the initial purchase date, (ii) upon loanDepot exercising its right to optional prepayment in full or (iii) upon an event of default which results in the acceleration of the obligations under the Indenture.

The foregoing descriptions of the Indenture, MRA, and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, a copy of which is attached hereto as Exhibit 10.1, the full text of the MRA, a copy of which is attached hereto as Exhibit 10.2, and the full text of the Guaranty, a copy of which is attached hereto as Exhibit 10.3, and each is incorporated herein by reference.

Third Amendment to First Amended and Restated Master Repurchase Agreement with JPMorgan Chase Bank, N.A

On September 27, 2024, loanDepot entered into the Third Amendment (the “Third Amendment”) to the First Amended and Restated Master Repurchase Agreement, dated as of September 30, 2022, with JPMorgan Chase Bank, N.A., as buyer (“JPM”), pursuant to which the loanDepot may sell to, and later repurchase from JPM certain mortgage loans. The purpose of the Third Amendment is to extend the termination date until December 26, 2024.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Amendment No. 6 to Series 2020-VFI Indenture Supplement with JPMorgan Chase Bank, N.A

On September 27, 2024, loanDepot, as servicer and administrator, and loanDepot Agency Advance Receivables Trust, a wholly owned subsidiary of the loanDepot (the “Advance Receivables Trust”), as issuer, entered into Amendment No. 6 to the Series 2020-VF1 Indenture Supplement (the “Indenture Supplement Amendment”), with Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Advance Receivables Trust issued the 2020-VF1 Variable Funding Notes for the financing of servicing advance receivables with respect to residential mortgage loans serviced by loanDepot on behalf of Fannie Mae and Freddie Mac. The purpose of the Indenture Supplement Amendment is to extend the maturity date to September 26, 2025.

The foregoing description of the Indenture Supplement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture Supplement Amendment, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Amendment No. 3 to Amended and Restated Mortgage Loan Participation Sale Agreement with JP Morgan Chase Bank, National Association

On September 27, 2024, loanDepot, as seller, entered into Amendment No. 3 (“Amendment No. 3”) to the Amended and Restated Mortgage Loan Participation Sale Agreement, dated as of November 10, 2022, with JPMorgan Chase Bank, National Association, as purchaser (“Purchaser”), pursuant to which loanDepot may sell to Purchaser participation interests in certain designated pools of fully amortizing first lien residential mortgage loans eligible to back securities and, at a later date, cause such mortgage loans to back a security issued by loanDepot, which will be delivered to Purchaser. The primary purposes of Amendment No. 3 are to extend the termination date until September 26, 2025 and to make certain administrative changes.

The foregoing description of Amendment No.3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No.3, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Mello Warehouse Securitization Trust 2021-3

On September 25, 2024, in connection with the anticipated consummation of the Mello Warehouse Securitization Trust 2024-1 transaction, loanDepot exercised its right to prepay in full its 2021-3 Securitization Facility (as defined below) and terminated (a) its Master Repurchase Agreement, dated as of October 21, 2021 (the “2021-3 MRA”), between Mello Warehouse Securitization Trust 2021-3 (“MWST 2021-3”), as buyer, and loanDepot, as seller; (b) its Indenture, dated as of October 21, 2021 (the “2021-3 Indenture”), between MWST 2021-3, as issuer, loanDepot, as servicer, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as indenture trustee and note calculation agent, and U.S. Bank National Association, as standby servicer and initial securities intermediary; and (c) certain ancillary agreements (together with the 2021-3 Indenture and the 2021-3 MRA, the “2021-3 Securitization Facility”). Pursuant to the 2021-3 Indenture, MWST 2021-3 initially issued $500 million of notes (the “2021-3 MWST Notes”). The 2021-3 MWST Notes were backed by a revolving warehouse line of credit, secured by newly originated, first-lien, fixed rate or adjustable rate, residential mortgage loans which are originated in accordance with the criteria of Fannie Mae or Freddie Mac for the purchase of mortgage loans or in accordance with the criteria of Ginnie Mae for the guarantee of securities backed by mortgage loans and other eligibility criteria set forth in the 2021-3 MRA.

No borrowings are currently outstanding under the 2021-3 Securitization Facility and loanDepot did not incur any termination penalties as a result of the termination of the 2021-3 Securitization Facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Indenture dated September 27, 2024, by and among Mello Warehouse Securitization Trust 2024-1, loanDepot.com, LLC, U.S. Bank Trust Company, National Association and U.S. Bank National Association.
10.2#	Master Repurchase Agreement dated September 27, 2024, by and between loanDepot.com, LLC and Mello Warehouse Securitization Trust 2024-1.
10.3	Guaranty dated as of September 27, 2024, by LD Holdings Group LLC in favor of Mello Warehouse Securitization Trust 2024-1.
10.4
Third Amendment dated September 27, 2024, to the First Amended and Restated Master Repurchase Agreement, dated September 30, 2022, by and between loanDepot.com, LLC and JPMorgan Chase Bank, National Association.

10.5#
Amendment No. 6 to Series 2020-VF1 Indenture Supplement, dated September 27, 2024, by and among loanDepot Agency Advance Receivables Trust, as issuer, Citibank, N.A. as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, loanDepot.com, LLC as servicer and administrator, JPMorgan Chase Bank, N.A., as administrative agent, and consented to by JPMorgan Chase Bank, N.A. as noteholder of the Series 2020-VF1 Variable Funding Notes.

10.6#
Amendment No. 3 to the Amended and Restated Mortgage Loan Participation Sale Agreement, dated September 27, 2024, by and among loanDepot.com, LLC, as seller, and JPMorgan Chase Bank, National Association, as purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#    Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: September 30, 2024